Exhibit 32.1

Certification of the Principal Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certifies that, to his knowledge, (i) the Form 10-KSB filed by Weststar Financial Services Corporation (the "Issuer") for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.

                                        Weststar Financial Services Corporation


Date: February 17, 2004                 By: /s/ G. Gordon Greenwood
                                            ------------------------------------
                                            G. Gordon Greenwood
                                            President & Chief Executive Officer


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